UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2021

EZRAIDER CO.

(Exact Name of Registrant as Specified in Charter)

Florida	333-180251	45-4390042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1303 Central Ave S, Unit D Kent, WA	98032
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 724-3378

500 W. 5th Street, Suite 800, PMB #58 Winston Salem, NC 27101 (401) 499-8911
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

EZRaider Co., a Florida corporation (the “Company”), is filing this Amendment No. 1 to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on September 20, 2021, solely to furnish the Interactive Data File exhibits required by Item 601(b)(101) of Regulation S-K, which were not included with the original Form 8-K filing. Exhibit 101 consists of the following materials from our Form 8-K, formatted in XBRL (eXtensible Business Reporting Language):

Exhibit No.	Description
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Schema
101.CAL	XBRL Taxonomy Calculation LinkBase
101.DEF	XBRL Taxonomy Definition Linkbase
101.LAB	XBRL Taxonomy Label Linkbase
101.PRE	XBRL Taxonomy Presentation Linkbase

Accordingly, this Amendment No. 1 consists only of the facing page, this explanatory note, Item 9.01, the signature page to the Form 8-K, and the filed exhibits. The remainder of the original Form 8-K is unchanged and has therefore been omitted.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), the audited financial statements of EZ Raider LLC from inception and for the fiscal year ended December 31, 2020 with and the accompanying notes and the unaudited financial statements of EZ Global and EZ Raider LLC for the five months ended May 31, 2021 with the accompanying notes are included in this Current Report attached as exhibit 99.1.

(b)

Pro Forma Financial Information.

In accordance with Item 9.01(b), the unaudited pro forma condensed combined financial statements for the fiscal year ended February 28, 2021 and as of and for the five months ended May 31, 2021 are included in this Current Report attached as exhibit 99.1.

(d)

Exhibits.

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of September 14, 2021, by and among the Company, E-Waste Acquisition Corp. and EZRaider Global, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, filed September 20, 2021)

3.1	Articles of Incorporation of Registrant (incorporated by reference to Exhibit 3.1 of the Company’s Registration Statement on Form S-1, dated January 26, 2012 (File No. 333-180251)

3.2	Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 of the Registrant’s Registration Statement on Form S-1, dated January 26, 2012 (File No. 333-180251)

3.3	Articles of Amendment to Articles of Incorporation of Registrant (incorporated by reference to Exhibit 3.2 to the Registrant’s Current Report on Form 8-K, dated September 3, 2021)

4.1	Promissory Note issued by EZ Raider LLC to Konrad Koss in the principal amount of $200,000 dated March 12, 2020 (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed September 20, 2021)

4.2	Amendment No.1 to Promissory Note issued to Konrad Koss, dated July 11, 2021 (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K, filed September 20, 2021)

4.3	Secured Convertible Promissory Note issued by EZ Raider LLC to Cooper Dubois, dated January 8, 2021 (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K, filed September 20, 2021)

4.4	Form of Warrant, dated April 12, 2021 (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, dated April 16, 2021)

10.1	Authorized Exclusive Distribution Agreement by and between D.S Raider Ltd and EZ Raider LLC, dated September 12, 2019 (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed September 20, 2021)

10.2	Renewal to the Authorized Exclusive Distribution Agreement, dated September 2, 2021 (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K, filed September 20, 2021)

10.3	Share Purchase Agreement by and between D.S. Raider Ltd and EZRaider Global, Inc. dated February 10, 2021 (incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K, filed September 20, 2021)

10.4	First Extension Letter-Agreement to the Share Purchase Agreement by and between DS Raider Ltd. and EZRaider Global, Inc., dated March 30, 2021 (incorporated by reference to Exhibit 10.4 to the Registrant’s Current Report on Form 8-K, filed September 20, 2021)

10.5	Second Extension Letter-Agreement to the Share Purchase Agreement between D.S Raider Ltd. and EZRaider Global, Inc., dated August 31, 2021 (incorporated by reference to Exhibit 10.5 to the Registrant’s Current Report on Form 8-K, filed September 20, 2021)

Exhibit No.	Description

10.6	Purchase Agreement between EZRaider Global, Inc. and EZRaider Hawaii dated August 16, 2021 (incorporated by reference to Exhibit 10.6 to the Registrant’s Current Report on Form 8-K, filed September 20, 2021)

10.7	Form of Subscription Agreement between the Registrant and the investors party thereto dated September 14, 2021 (incorporated by reference to Exhibit 10.7 to the Registrant’s Current Report on Form 8-K, filed September 20, 2021)

10.8	Share Exchange Agreement by and between EZRaider Global, Inc. and EZ Raider LLC dated July 11, 2021 (incorporated by reference to Exhibit 10.8 to the Registrant’s Current Report on Form 8-K, filed September 20, 2021)

10.9	Share Purchase Agreement by and among EZRaider Global, Inc., GEM Global Yield LLC and GEM Yield Bahamas Limited dated March 23, 2021 (incorporated by reference to Exhibit 10.9 to the Registrant’s Current Report on Form 8-K, filed September 20, 2021)

10.10	Registration Rights Agreement dated March 23, 2021 (incorporated by reference to Exhibit 10.10 to the Registrant’s Current Report on Form 8-K, filed September 20, 2021)

10.11	Letter of Intent, by and among the Registrant, EZ Global, Inc. and EZ Raider LLC, dated as of May 25, 2021 (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, dated June 1, 2021)

10.12	Side Letter-Agreement, by and among the Registrant, EZ Global, Inc. and EZ Raider LLC, dated as of May 25, 2021 (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K, dated June 1, 2021)

10.13	Form of Subscription Agreement by the Registrant and investors party thereto, dated April 12, 2021 (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, dated April 16, 2021)

14.1	Registrant’s Code of Ethics (incorporated by reference to Exhibit 14.1 to the Registrant’s Registration Statement on Form S-1, dated January 26, 2012)

99.1	Financial Statements of Businesses Acquired and Pro Forma Financial Information (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K, filed September 20, 2021)

101.INS*	XBRL Instance Document
101.SCH*	XBRL Schema Document
101.CAL*	XBRL Calculation Linkbase Document
101.LAB*	XBRL Label Linkbase Document
101.PRE*	XBRL Presentation Linkbase Document
101.DEF*	XBRL Definition Linkbase Document

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 21, 2021	By:	/s/ Moshe Azarzar
		Name:	Moshe Azarzar
		Title:	Chief Executive Officer, President, Treasurer and Secretary
(Principal Executive Officer and Principal Financial Officer)